UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of earliest event reported):  May 20, 2014

LAS VEGAS SANDS CORP.
(Exact name of registrant as specified in its charter)

NEVADA (State or other jurisdiction of incorporation)	001-32373 (Commission File Number)	27-0099920 (IRS Employer Identification No.)

3355 LAS VEGAS BOULEVARD SOUTH LAS VEGAS, NEVADA (Address of principal executive offices)	89109 (Zip Code)

Registrant’s telephone number, including area code:  (702) 414-1000

NOT APPLICABLE
(Former name or former address, if changed since last report)

Check the appropriate box if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (See General Instruction A.2. below):

☐ Written Communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02  Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

On May 20, 2014, Michael A. Leven informed Las Vegas Sands Corp. that he plans to retire from his positions as the company’s President and Chief Operating Officer rather than renew his employment agreement when it expires on December 31, 2014.  Mr. Leven will remain on the company’s Board of Directors after his retirement from management.  The company’s press release, dated May 21, 2014, is attached as Exhibit 99.1 to this report and is incorporated by reference into this item.

Item 9.01  Financial Statements and Exhibits

(d)	Exhibits

99.1	Press release, dated May 21, 2014

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report on Form 8-K to be signed on its behalf by the undersigned, thereunto duly authorized.

Dated:  May 21, 2014

LAS VEGAS SANDS CORP.

By:	/s/ Ira H. Raphaelson
Name:	Ira H. Raphaelson
Title:	Executive Vice President and Global General Counsel

INDEX TO EXHIBITS

99.1	Press release, dated May 21, 2014